SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                        --------------------------

                                 FORM 8-K


                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the

                      Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  February 28, 1995


                      AMERICAN PREMIER UNDERWRITERS, INC.
               (Exact name of registrant as specified in charter)



        Pennsylvania                 1-1569        23-6000765
(State or other jurisdiction      (Commission     (IRS Employer
      of incorporation)           File Number)    Identification No.)


     One East Fourth Street, Cincinnati, Ohio       45202
     (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code:  (513) 579-6600
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Item 5.   Other Events.

          Registrant is making this filing in order that the information contained herein will be incorporated by reference into Registrant's Proxy Statement/Prospectus dated February 17, 1995 for the Special Meeting of Shareholders of Registrant to be held on March 23, 1995 to consider and act upon the proposal that the Registrant acquire all of the outstanding common stock of American Financial Corporation ("AFC") pursuant to the Agreement and Plan of Acquisition and Reorganization, as amended, filed as Exhibit 2 hereto. The information contained herein should be read in conjunction with such Proxy Statement/Prospectus.
                         ------------------------------
          The following summary of consolidated underwriting results of Great American Insurance Company ("GAI") and its subsidiaries was derived from the Annual Statements filed by GAI and such subsidiaries with the insurance departments of their respective states of domicile on or about March 1, 1995. GAI is a wholly owned subsidiary of AFC.

                              GAI and Subsidiaries
                              --------------------
                               (Statutory basis)
                                           Year ended December 31,
                                         ---------------------------
(Dollars in millions, except ratios)         1994           1993
- ------------------------------------     ------------   ------------
Premiums written                           $1,481.9       $1,287.3
Premiums earned                            $1,376.3       $1,242.5
Underwriting loss*                         $  (82.9)      $  (62.9)
Combined ratio data*
     Loss ratio                                58.1%          58.7%
     Loss adjustment expense ratio             14.1%          12.1%
     Underwriting expense ratio                30.9%          33.1%
     Policyholder dividend ratio                 .6%            -
     Combined ratio after dividends           103.7%         103.9%

* 1994 ratio data does not reflect a third quarter charge of $26 million recorded by GAI in response to the California Supreme Court's third quarter 1994 decision upholding Proposition 103, an insurance reform measure passed by California voters in 1988 pursuant to which the California Insurance Commissioner mandated rate rollbacks for most lines of property and casualty insurance.
                       ----------------------------------

          The consolidated financial results of American Annuity Group, Inc. ("AAG") and its subsidiaries were reported by AAG in its press release issued February 28, 1995, which is filed as Exhibit 99.1 hereto and incorporated by reference herein. AAG is an 80%-owned subsidiary of AFC.

                         ------------------------------

          The consolidated financial results of Citicasters Inc. ("Citicasters") and its subsidiaries were reported by Citicasters in its press release issued March 2, 1995, which is filed as Exhibit 99.2 hereto and incorporated by reference herein. AFC owns 37.5% of the outstanding common stock of Citicasters, and this investment is accounted for by AFC by the equity method of accounting.


Item 7.   Financial Statements, Pro Forma Financial Information
          -----------------------------------------------------
          and Exhibits
          ------------

    (c)   Exhibits:

          Exhibit Number
         (Referenced to
          Item 601 of
          Regulation S-K)

          2 Agreement and Plan of Acquisition and Reorganization by and among American Premier Group, Inc., the Registrant, American Premier Sub, Inc., American Financial Corporation and AFC Sub, Inc. dated as of December 9, 1994, as amended, incorporated by reference to Exhibit 2 to the Registration Statement on Form S-4 No. 33-56813 (effective February 17, 1995) of American Premier Group, Inc.

          99.1 Press release of American Annuity Group, Inc. dated February 28, 1995.

          99.2  Press release of Citicasters Inc. dated March 2, 1995.

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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly author-ized.

                             AMERICAN PREMIER UNDERWRITERS, INC.



Date:  March 3, 1995         By:      Robert W. Olson
                                 -----------------------------
                                      Robert W. Olson
                                   Senior Vice President,
                               General Counsel and Secretary